                                                                    Exhibit 99.3

          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                                                                                      Page
                                                                                                                      ----
UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS:
Introduction........................................................................................................  F-2
Unaudited Pro Forma Combined Condensed Statement of Operations for the Three Months Ended March 31, 2001............  F-3
Unaudited Pro Forma Combined Condensed Balance Sheet as of March 31, 2001...........................................  F-4
Notes to Unaudited Pro Forma Combined Condensed Financial Statements................................................  F-5
Unaudited Pro Forma Combined Condensed Statement of Operations for the Year Ended December 31, 2000.................  F-6
Notes to Unaudited Pro Forma Combined Condensed Financial Statements................................................  F-7

          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

     On June 21, 2001, Lionbridge Technologies, Inc. (the "Company" or "Lionbridge") completed its acquisition of all of the capital stock of Data Dimensions, Inc., a Delaware corporation ("Data Dimensions"). The transaction was a tax-free, stock-for-stock transaction, accounted for using the purchase method of accounting. Lionbridge issued 2,588,316 shares of its common stock in exchange for all of the capital stock of Data Dimensions. Additionally, Lionbridge will issue up to approximately 633,000 shares of its common stock upon the exercise of outstanding options and warrants of Data Dimensions being assumed by Lionbridge.

     The unaudited pro forma combined condensed financial information should be read in conjunction with the historical financial statements and the related notes thereto of Lionbridge and Data Dimensions which are presented in the Company's Registration Statement on Form S-4 filed on May 10, 2001 (File No. 333-58564). The unaudited pro forma combined condensed balance sheet gives effect to the acquisition as if it had occurred on March 31, 2001 and includes all material pro forma adjustments necessary for this purpose. The unaudited pro forma combined condensed statements of operations combine Lionbridge's operating results for the three months and year ended March 31, 2001 and December 31, 2000, respectively, with the operating results of Data Dimensions for the same periods. The unaudited pro forma combined condensed statements of operations for the three months ended March 31, 2001 and the year ended December 31, 2000 give effect to the acquisition as if it had occurred on January 1, 2001 and 2000, respectively, and include all material pro forma adjustments necessary for this purpose.

     Lionbridge has incurred costs of the acquisition principally in the quarter in which the acquisition was consummated. Such costs, which are currently estimated to total approximately $500,000, primarily consist of fees to legal counsel and independent accountants, and printing and other expenses relating to the preparation of the joint proxy statement/prospectus and this Form 8-K/A. The unaudited pro forma combined condensed financial statements reflect these total estimated transaction costs.

     The unaudited pro forma combined condensed financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have been achieved if the acquisition had been consummated as of the beginning of the periods presented, nor are they necessarily indicative of the future operating results or financial position of the combined company.

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 2001
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                    DATA             PRO FORMA                PRO FORMA
                                                LIONBRIDGE       DIMENSIONS        ADJUSTMENTS (2)             COMBINED
                                                ----------       ----------        ---------------            ---------
Revenue.......................................     $27,280           $ 6,452                                     $33,732
Cost of revenue...............................      17,065             4,494             $    44                  21,603
                                                   -------           -------             -------                 -------
 Gross profit.................................      10,215             1,958                 (44)                 12,129
                                                   -------           -------             -------                 -------

Operating expenses:
 Sales and marketing..........................       3,126               ---               1,037                   4,163
 General and administrative...................       8,931             4,591                (263)  5(a)           12,178
                                                                                          (1,081)
 Research and development.....................         644               ---                                         644
 Amortization of acquisition-related
    intangible assets.........................       1,670               ---                                       1,670
 Merger, restructuring and other                       125               ---                                         125
    charge....................................
 Stock-based compensation.....................         148               ---                   -                     148
                                                   -------           -------             -------                 -------
   Total operating expenses...................      14,644             4,591                (307)                 18,928
                                                   -------           -------             -------                 -------

Loss from operations..........................      (4,429)           (2,633)                263                  (6,799)
Interest on outstanding debt..................         542               ---                 (30)                    512
Other (income) expense, net...................         418                62                  30                     510
                                                   -------           -------             -------                 -------

Loss before income taxes......................      (5,389)           (2,695)                263                  (7,821)
Provision for income taxes....................         143               130                   -                     273
                                                   -------           -------             -------                 -------

Net loss......................................     $(5,532)          $(2,825)            $   263                 $(8,094)
                                                   =======           =======             =======                 =======


Basic and diluted net loss per share..........      $(0.20)           $(0.21)                                     $(0.27)

Shares used in computing basic and
   diluted net loss per share attributable
   to common stockholders (1).................      27,826            13,561                                      30,415

   See accompanying notes to unaudited pro forma combined condensed financial statements.

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                 MARCH 31, 2001
                             (AMOUNTS IN THOUSANDS)


                                                                                 PRO FORMA
                                           LIONBRIDGE   DATA DIMENSIONS         ADJUSTMENTS (2)       PRO FORMA COMBINED
                                           -----------  ---------------      -----------------        ------------------

ASSETS
Current assets:
 Cash and cash equivalents...............    $  9,982           $ 1,932                                     $ 11,914
 Accounts receivable, net................      17,232             7,539          $ (1,529)                    23,242
 Work in process.........................       6,125               ---             1,529                      7,654
 Income tax receivable...................         ---             4,809                                        4,809
 Other current assets....................       1,661             1,065                                        2,726
                                             --------           -------           --------                  --------
   Total current assets..................      35,000            15,345               ---                     50,345

Property and equipment, net..............       4,568             2,924            (1,589)  6(a)               5,903
Goodwill and other intangible assets.....      13,593               ---                                       13,593
Other assets.............................         646               660                                        1,306
                                             --------           -------           --------                  --------

    Total assets.........................    $ 53,807           $18,929           $(1,589)                  $ 71,147
                                             ========           =======           ========                  ========

LIABILITIES AND STOCKHOLDERS'
   EQUITY
Current liabilities:
 Short-term debt and current portion of      $ 15,568     $       ---                                       $ 15,568
  long-term debt.........................
 Accounts payable........................       7,187               861                                        8,048
 Accrued expenses and other current
  liabilities............................      14,096             1,950           $    500  6(d)              16,507

                                                                                       (39)
 Deferred revenue........................       2,909               ---                 39                     2,948
                                             --------           -------           --------                  --------

   Total current liabilities.............      39,760             2,811                500                    43,071
                                             --------           -------           --------                  --------

Long-term debt, less current portion.....       7,210               ---                                        7,210
Other long-term liabilities..............         403               198                                          601

Accumulated deficit......................     (84,856)           (5,354)             5,354  6(b)             (84,856)
Other stockholders' equity...............      91,290            21,274            (21,274) 6(b)             105,121
                                                                                    13,831  6(c)
                                                                                  --------
   Total stockholders' equity............       6,434            15,920             (2,089)                   20,265
                                             --------           -------           --------                  --------

    Total liabilities and                    $ 53,807           $18,929           $ (1,589)                 $ 71,147
       stockholders' equity..............    ========           =======           ========                  ========


   See accompanying notes to unaudited pro forma combined condensed financial statements.

                          NOTES TO UNAUDITED PRO FORMA
                    COMBINED CONDENSED FINANCIAL STATEMENTS


(1) The unaudited pro forma combined per share amount is based on the combined weighted-average number of Lionbridge common shares and Data Dimensions common shares outstanding for the period presented based on Data Dimensions stockholders receiving 0.190884 of a Lionbridge common share for each share of Data Dimensions common stock held.

(2) Certain reclassifications have been made to the Data Dimensions statement of operations and balance sheet to classify certain expenses and liabilities on a basis consistent with the Lionbridge presentation. None of the expense reclassifications affect the reported loss.

(3) There were no financial transactions between Lionbridge and Data Dimensions during the period presented.

(4) Restructuring costs are anticipated to be incurred in connection with the acquisition of Data Dimensions. Such costs, which have not yet been estimated in total, may include amounts with respect to the elimination of excess facilities and employee severance costs. These costs have not been reflected in the unaudited pro forma combined condensed financial statements.

(5) Adjustments to reflect the acquisition of Data Dimensions as if it had occurred as of January 1, 2001 are as follows:

     (a) To reduce depreciation expense of Data Dimensions due to write down of fixed assets assuming three months of a three to five year amortization period (see Note (6)a).

(6) Adjustments to reflect the acquisition of Data Dimensions as if it had occurred as of March 31, 2001 are as follows:

     (a) To allocate the excess of the fair value of assets and liabilities of Data Dimensions as of March 31, 2001 over the purchase price to the fixed assets of Data Dimensions. No amount of the excess has been allocated to the other long-term assets of Data Dimensions as these principally represent deferred taxes and cash deposits. The final allocation of the purchase price to the fair value of assets and liabilities of Data Dimensions has not yet been determined. Therefore, for purposes of the unaudited pro forma combined condensed financial information, the excess of the book value of net assets acquired of Data Dimensions over the purchase price has been allocated to fixed assets.

     (b)  To reverse pre-acquisition stockholders' equity of Data Dimensions.

     (c) To record issuance of 2,588,316 shares of Lionbridge common stock at a value of $4.89 per share, the average closing price of Lionbridge common stock for five days before and after the announcement of the acquisition, as well as the fair value of options and warrants to be assumed by Lionbridge for the purchase of approximately 633,000 shares of Lionbridge common stock, estimated to be $1,179,000.

     (d)  To record estimated total transaction costs.

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                                    PRO FORMA              PRO FORMA
                                                LIONBRIDGE   DATA DIMENSIONS       ADJUSTMENTS (2)          COMBINED
                                                -----------  ---------------    -------------------      -------------

Revenue.......................................    $115,149          $ 32,408                                $147,557
Cost of revenue...............................      72,746            22,448             $   204              95,398
                                                  --------          --------             -------            --------
   Gross profit...............................      42,403             9,960                (204)             52,159
                                                  --------          --------             -------            --------

Operating expenses:
   Sales and marketing........................      11,384               ---               5,802              17,186
   General and administrative.................      33,143            25,748              (1,052)  5(a)       51,833
                                                                                          (6,006)
   Research and development...................       2,518               ---                                   2,518
   Amortization of acquisition-related
      intangible assets.......................       6,503               ---                                   6,503
   Merger, restructuring and other
      charges (credits).......................       4,266              (136)                                  4,130
   Stock-based compensation...................         799               ---                   -                 799
                                                  --------          --------             -------            --------
       Total operating expenses...............      58,613            25,612              (1,256)             82,969
                                                  --------          --------             -------            --------

Loss from operations..........................     (16,210)          (15,652)              1,052             (30,810)
Interest on outstanding debt..................       2,735                22                (270)              2,487
Other (income) expense, net...................         714              (211)                270                 773
                                                  --------          --------             -------            --------

Loss from continuing operations before
   income taxes...............................     (19,659)          (15,463)              1,052             (34,070)
Provision for (benefit from) income taxes on
   continuing operations......................         616            (4,361)                  -              (3,745)
                                                  --------          --------             -------            --------


Net loss from continuing operations...........     (20,275)          (11,102)              1,052             (30,325)
Accrued dividends on preferred stock..........       3,574               ---                   -               3,574
                                                  --------          --------             -------            --------

Net loss from continuing operations
   attributable to common stockholders........    $(23,849)         $(11,102)            $ 1,052            $(33,899)
                                                  ========          ========             =======            ========



Basic and diluted net loss per share from
   continuing operations attributable to
   common stockholders (1)....................      $(0.96)           $(0.82)                                 $(1.23)
                                                  ========          ========                                ========

Shares used in computing basic and
   diluted net loss per share attributable
   to common stockholders (1).................      24,871            13,560                                 27,459

   See accompanying notes to unaudited pro forma combined condensed financial statements.

                          NOTES TO UNAUDITED PRO FORMA
                    COMBINED CONDENSED FINANCIAL STATEMENTS


(1) The unaudited pro forma combined per share amounts are based on the combined weighted-average number of Lionbridge common shares and Data Dimensions common shares outstanding for the period presented based on Data Dimensions stockholders receiving 0.190884 of a Lionbridge common share for each share of Data Dimensions common stock held.

(2) Certain reclassifications have been made to the Data Dimensions statement of operations to classify certain expenses on a basis consistent with the Lionbridge presentation. None of the expense reclassifications affect the reported net loss from continuing operations.

(3) There were no financial transactions between Lionbridge and Data Dimensions during the period presented.

(4) Restructuring costs are anticipated to be incurred in connection with the acquisition of Data Dimensions. Such costs, which have not yet been estimated in total, may include amounts with respect to the elimination of excess facilities and employee severance costs. These costs have not been reflected in the unaudited pro forma combined condensed financial statements.

(5) Adjustments to reflect the acquisition of Data Dimensions as if it had occurred as of January 1, 2000 are as follows:

     (a) To reduce depreciation expense of Data Dimensions due to write down of fixed assets assuming one year of a three to five year amortization period (see Note (6)a on page F-5).